Exhibit 10.22

THE OPTION GRANTED PURSUANT TO THE TERMS OF THIS OPTION AGREEMENT AND THE ZERO STRIKE INCENTIVE UNITS THAT MAY BE PURCHASED PURSUANT TO SUCH OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE ZERO STRIKE INCENTIVE UNITS THAT MAY BE ACQUIRED UPON THE EXERCISE OF SUCH OPTION MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT.

THE TRANSFER OF THIS AGREEMENT, THE OPTION TO PURCHASE ZERO STRIKE INCENTIVE UNITS GRANTED HEREUNDER, AND SUCH ZERO STRIKE INCENTIVE UNITS ARE SUBJECT TO CERTAIN RESTRICTIONS, AS SET FORTH IN THE LLC AGREEMENT, THIS AGREEMENT, AND THE RELATED EXERCISE NOTICE.  NO TRANSFER OF THIS AGREEMENT OR THE ZERO STRIKE INCENTIVE UNITS PURCHASED UNDER SUCH OPTION SHALL BE MADE ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

CRICUT HOLDINGS, LLC

OPTION AGREEMENT

This OPTION AGREEMENT (this “Agreement”) is dated effective as of December __, 2020 (the “Effective Date”), by and between Cricut Holdings, LLC, a Delaware limited liability company (the “Company”), and the party whose signature appears on the signature page hereto (the “Optionee”).

THE PARTIES HERETO AGREE AS FOLLOWS:

1.Definitions.  Capitalized terms used herein and not defined elsewhere in this Agreement shall have the meanings assigned to them in the Company’s Third Amended and Restated Limited Liability Company Agreement dated June 11, 2015, as it may be amended from time to time (the “LLC Agreement”) (a copy of which has been provided to the Optionee).  As used herein, the term “Fair Market Value” shall mean the fair value of each Purchased Unit (as such term is defined herein) determined in good faith by the Board of Managers of the Company or its authorized committee (the “Board”) based on the portion of the Total Equity Value to which each such Purchased Unit would be entitled as of the date of valuation, taking into account all relevant factors determinative of value as the Board reasonably determines to be relevant.

2.Incorporation of Terms of LLC Agreement.  This Agreement and any Zero Strike Incentive Units acquired hereunder shall be subject to the LLC Agreement, the terms of which are incorporated herein by reference.  In the event of any conflict or inconsistency between the LLC Agreement and this Agreement, the LLC Agreement shall govern.

3.Grant of Option.  Subject to the terms and conditions contained herein, the Company hereby grants to the Optionee an option (the “Option”) to purchase the number of Zero Strike Incentive Units of the Company set forth on the signature page hereto (the “Option Units”) at an exercise price for each Option Unit purchased equal to the amount set forth on the signature page hereto (the “Per Unit Exercise Price”).

Any Option Units purchased pursuant to the Option are intended to be “Zero Strike Incentive Units” within the meaning of Section 3.3 of the LLC Agreement and are subject to all applicable limitations under the LLC Agreement, including without limitation, no voting rights, no rights to current distributions (other than tax distributions) on unvested Zero Strike Incentive Units, and limitations on distributions on vested Zero Strike Incentive Units.

4.Vesting.

(a)The Optionee shall vest in 100% of the Option on the second anniversary of December 2, 2020, provided that the Optionee remains continuously employed by the Company and its Subsidiaries from the Effective Date until the applicable vesting date.  In the event that, prior to the date the Option is fully vested, Optionee ceases to be employed by the Company and its Subsidiaries due to either the Optionee’s death or Incapacity, all unvested Option Units held by the Optionee shall vest and become exercisable immediately prior to the Optionee’s termination date.

(b)For purposes of this Agreement, “Incapacity” shall mean the Optionee’s inability to perform Optionee’s employment duties with the Company and its Subsidiaries due to a physical or mental injury, infirmity or incapacity for at least one hundred twenty (120) days (including weekends and holidays), whether or not consecutive, in any 365-day period.  Any dispute as to whether Incapacity has occurred will be determined by the Board, in its sole discretion.

5.Exercise.

(a)Right to Exercise.  The Option shall be exercisable during its term in accordance with the vesting schedule set out in Section 4 and with the applicable provisions of the LLC Agreement and this Agreement.  The Option may not be exercised for a fraction of an Option Unit.

(b)Term.  The Option shall expire on the [fifth] anniversary of the Effective Date (the “Term”), provided, however, that if, prior to the end of the Term, the Optionee’s continuous employment with the Company or any of its Subsidiaries terminates (such date, the “Termination Date”), then the Option shall expire on the earliest of:

(i)the date three months after the Termination Date in the event the Optionee terminates for reasons other than the Optionee’s death or Incapacity,

(ii)the date twelve months after the Termination Date in the event the Optionee terminates due to the Optionee’s death or Incapacity, or

(iii)the end of the Term.

Notwithstanding anything herein to the contrary, the Option may terminate sooner pursuant to Section 11(b) of this Agreement.

(c)Method of Exercise.  The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Board may determine, which shall state the election to exercise the Option, the number of Option Units with respect to which the Option is being exercised (the “Purchased Units”), and such other representations and agreements as may be required by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Per Unit Exercise Price as to all Purchased Units (the “Exercise Price”), together with any applicable tax withholding.  The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the Exercise Price, together with any applicable tax withholding.

No Option Units shall be issued pursuant to the exercise of the Option unless such issuance and such exercise comply with applicable laws.  Assuming such compliance, for income tax purposes the Option

Units shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Option Units.

6.Method of Payment.  The Exercise Price shall be paid by the Optionee to such account or accounts as the Company may specify to the Optionee.

7.Restriction on Exercise.  The Option may not be exercised if the issuance of Option Units upon such exercise or the method of payment of consideration for such Option Units would constitute a violation of any applicable law.

8.Participation Threshold.  For purposes of Section 3.3.2 of the LLC Agreement, the Participation Threshold of the Purchased Units will be $0.

9.Non-Transferability of Option.

(a)The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.  The terms of the LLC Agreement and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

(b)Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Board determines that it is, will, or may no longer be relying upon the exemption from registration of the Option under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), the Optionee shall not transfer the Option or, prior to exercise, the Option Units, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended (the “Securities Act”)) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or Incapacity of the Optionee.  Until the Reliance End Date, the Option and, prior to exercise, the Option Units, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a‑1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

10.Certain Tax Matters.

(a)Tax Withholding.  The Optionee agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining the Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Purchased Units if such withholding amounts are not delivered at the time of exercise.

(b)Code Section 409A.  Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with an exercise price per unit that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying unit on the date of grant (a “discount option”) may be considered “deferred compensation.”  An option that is a “discount option” may result in (i) income recognition by the recipient prior to the exercise of the option, (ii) an additional 20% federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the recipient of the option.  The Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the exercise price per Zero Strike Incentive Unit of the Option equals or exceeds the fair market value of a Zero Strike Incentive Unit on the date of grant in a later examination.  The Optionee agrees that if the IRS determines that the Option was granted with an exercise price per Zero Strike Incentive Unit that was less than the fair market value of a Zero Strike Incentive Unit on the date of grant, the Optionee shall be solely responsible for the Optionee’s costs related to such a determination.

11.Adjustments.

(a)Subject to any required action by the Members of the Company, in the event that any dividend, recapitalization, unit split, reverse unit split, reorganization, merger, consolidation, split‑up, spin-off, division, combination, repurchase, or exchange of Common Units or other securities of the Company, other distribution of Common Units or other securities of the Company without the receipt of consideration by the Company, or other change in the organizational structure of the Company affecting the Common Units occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, will adjust the number, class, and price of units covered by the Option.

(b)In the event of a merger or a Change in Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Board shall specify otherwise in the Agreement, the Board is authorized (but not obligated) to make adjustments to the terms and conditions of the Option, including, without limitation, one or more of the following: (i) continuation or assumption of the Option by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for the Option (excluding the consideration payable upon settlement of the Option); (iii) accelerated exercisability, vesting and/or lapse of restrictions under the Option immediately prior to the occurrence of such event; (iv) upon written notice, provision that the Option must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Board (contingent upon the consummation of the event), and at the end of such period, the Option shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of the Option for cash, securities or other property, or a combination thereof, having a value (as determined by the Board in its sole discretion) equal to the excess, if any, of the value of the consideration to be paid in the merger or Change in Control, as applicable, to holders of the same number of Zero Strike Incentive Units (or, if no such consideration is paid, the fair market value of such Zero Strike Incentive Units) over the aggregate Per Unit Exercise Price with respect to such portion of the Option being canceled, or if no such excess, zero.  In the event that the consideration paid in the merger or Change in Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Board will determine if, for purposes of the settlement of the Option under clause (v) above, (1) the Option is valued at closing taking into account such contingent consideration (with the value determined by the Board in its sole discretion) or (2) the Optionee is entitled to a share of such contingent consideration.

(c)For purposes of this Agreement, “Change in Control” shall mean any of the following events to first occur after the Effective Date:

(i)any independent third party (which shall exclude any affiliates of the Company), by merger or otherwise, becomes the direct beneficial owner of more than 65% of the combined voting power of the then-outstanding securities of the Company or Cricut, Inc., a Delaware corporation (“Cricut”), or any other successor entity to either of the foregoing all or substantially all of whose assets consist of all the outstanding equity interests of the Company or Cricut, as applicable; provided that a Change in Control shall not include any merger or other transaction in which the equity holders of the Company immediately prior to the merger or other transaction after giving effect to such merger or other transaction own directly or indirectly a majority of the equity interests of the Company, Cricut or such successor entity;

(ii)the Company consummates the sale or disposition of all or substantially all of its assets; or

(iii)Cricut consummates the sale or disposition of all or substantially all of its assets.

12.Triggering Event.  Subject to the provisions of the merger, reorganization or other agreement setting forth the terms of a direct exchange, merger or other reorganization transaction, upon a Trigger Event, the Option will be exchanged for or converted into, in such transaction, options to acquire shares of the resulting corporation’s common stock with terms substantially equivalent to the terms of the options they are intended to replace.  “Trigger Event” means the consummation of a transaction or series of transactions that results in the conversion of the Company or its business into a corporation.

13.Miscellaneous.

(a)No Rights to Continued Employment.  Nothing in this Agreement or any action taken or omitted to be taken hereunder shall be deemed to create or confer on the Optionee any right to continued employment with the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of the Optionee at any time.

(b)Restrictions.  The Board shall have the right to impose restrictions on any Purchased Units as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which the Purchased Units are then listed or traded, and/or any “blue sky” or state securities laws applicable to such Purchased Units.

(c)Board Decisions Final.  Any dispute or disagreement arising under, or in connection with, the interpretation or construction of the terms of this Agreement shall be determined by the Board in good faith, and any such determination and any other determination by the Board under this Agreement shall be final and binding on all persons affected thereby.

(d)Spousal Consent.  If, as of the date the Option is exercised, the Optionee is lawfully married and the Optionee’s address or the permanent residence of the Optionee’s spouse is located in a community property jurisdiction, the Optionee and the Optionee’s spouse shall execute and deliver to the Company concurrently with the exercise of the Option the spousal consent in the form attached hereto as Exhibit C.

(e)Unit Power.  Concurrently with the exercise of the Option, the Optionee shall execute in blank a unit transfer power in the form attached hereto as Exhibit D (the “Unit Power”) with respect to the Purchased Units and shall deliver such Unit Power to the Company.  The Unit Power shall authorize the Company to assign, transfer and deliver the Purchased Units to the appropriate acquirer thereof pursuant to Section 11.3 of the LLC Agreement.

(f)Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

(g)Amendments or Modifications.  No supplement, modification, waiver, or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by all parties hereto.  No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(h)Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(i)Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, without respect to the provisions concerning the conflict of laws which would otherwise result in the application of the substantive law of any other jurisdiction.

(j)Severability.  If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provision as applied to other persons, places and circumstances shall remain in full force and effect.  Otherwise, the parties hereto agree to replace any invalid or unenforceable provision with a valid provision that most closely approximates the intent and economic effect of the invalid or unenforceable provision.

(k)WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH PARTY HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(l)Attorneys’ Fees.  The prevailing party in any arbitration, mediation, court action, or other adjudicative proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be reimbursed by the party who did not prevail for its reasonable attorneys’, accountants’, and experts’ fees and for the costs of such proceeding.  The provisions set forth in this Section 12(l) shall survive the merger of these provisions into any judgment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Optionee have executed this Subscription Agreement effective as of the Effective Date first above written.

THE COMPANY:

CRICUT HOLDINGS, LLC
a Delaware limited liability company

By:
	Name:	Don Olsen
	Title:	Secretary

THE OPTIONEE:

By:
Name:

Number of Option Units:
Per Unit Exercise Price:

Signature Page to Option Agreement (Cricut Holdings, LLC)

EXHIBIT A

EXERCISE NOTICE

Cricut Holdings, LLC

10855 S. River Front Parkway

South Jordan, UT 84095

Attention: Secretary

1.Exercise of Option.  Effective as of today, ________________, ____, the undersigned (the “Buyer”) hereby elects to exercise the Buyer’s option (the “Option”) to purchase ________________ Zero Strike Incentive Units (the “Purchased Units”) of Cricut Holdings, LLC, a Delaware limited liability company (the “Company”), under and pursuant to the Option Agreement by and between the Company and the Buyer, dated ______________, _____ (the “Option Agreement”).  Capitalized terms used herein and not defined elsewhere in this Exercise Notice shall have the meanings assigned to them in the Option Agreement.

2.Delivery of Payment.  The Buyer herewith delivers to the Company the full Exercise Price of the Purchased Units, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.Representations of the Buyer.  The Buyer acknowledges that the Buyer has received, read and understood the LLC Agreement and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.Rights as a Member.  Until the issuance of the Purchased Units (as evidenced by the appropriate entry on the books and records of the Company, no right to vote or receive a distribution or an allocation of income as a Member shall exist with respect to the Purchased Units, notwithstanding the exercise of the Option.  The Purchased Units shall be issued to the Buyer as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for an allocation or distribution or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Option Agreement.

5.Capital Account.  Subject to the provisions of the Option Agreement and this Exercise Notice, the Company shall establish or maintain a Capital Account on behalf of the Buyer in respect of the Purchased Units issued hereunder pursuant to the terms of Section 4.1 of the LLC Agreement, and the Buyer shall be considered a Member of the Company.

6.No Transfer or Assignment of Purchased Units.  The Purchased Units and all other rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process, except to the extent permitted under the LLC Agreement.

7.Representations and Warranties of the Company.  The Company represents warrants and agrees as follows:

(a)The Company is a validly existing limited liability company organized under the laws of Delaware and has all requisite entity power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted.

(b)The Company has the legal right and power and all authority necessary to accept and execute this Exercise Notice, to issue and deliver the Purchased Units, and to perform fully its obligations hereunder.  This Exercise Notice has been duly authorized and, upon proper acceptance and execution by the Company, will constitute a valid and binding agreement of the Company enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by principles of equity regarding the availability of remedies.

(c)The execution, delivery and performance of this Exercise Notice and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) any contracts or agreements to which the Company is a party or by which the Company is bound, (ii) the LLC Agreement, (iii) any law, statute, rule or regulation of any governmental authority, or (iv) any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which the Company is subject.

8.Representations and Warranties of the Buyer.  The Buyer hereby represents and warrants as follows:

(a)The Buyer has full power and authority to execute, deliver and carry out the terms and provisions of this Exercise Notice and to consummate the transactions contemplated hereby.

(b)The Buyer understands that the Purchased Units have not been registered under the Act or any state securities laws and that the Purchased Units are “restricted securities” under applicable securities laws and that under such laws and applicable regulations, the Purchased Units may be resold without registration or qualification under the Act only in certain limited circumstances.  The Buyer acknowledges that the Purchased Units must be held indefinitely unless subsequently registered and/or qualified under the Act or an exemption from such registration and/or qualification is available.

(c)The Buyer is acquiring the Purchased Units for investment for the Buyer’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

(d)The Buyer has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the prospective investment in the Company.

(e)The Buyer has had access to all information regarding the Company including, but not limited to, the LLC Agreement and its present and prospective business, assets, liabilities, and financial condition that the Buyer reasonably considers relevant in making the decision to purchase the Purchased Units.

(f)The execution, delivery and performance of this Exercise Notice and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) any contracts or agreements to which the Buyer is a party or by which the Buyer is bound, (ii) the Company’s LLC Agreement, (iii) any law, statute, rule or regulation of any governmental authority, or (iv) any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which the Buyer is subject.

(g)As a condition to the Buyer purchasing the Purchased Units, the Buyer shall execute (i) a joinder agreement to the LLC Agreement, if not already a party to the LLC Agreement, attached to the Option Agreement as Exhibit B; and (ii) such other documents or instruments as may be required by the Board, in its sole discretion.

9.Survival of Representations and Warranties.  All representations and warranties of the respective parties hereto contained herein shall survive the consummation of the transaction provided for hereunder.

10.Instruments of Further Assurance.  The Company and the Buyer agree, upon the request of the other, from time-to-time to execute and deliver to the other all such instruments and documents of further assurance or otherwise as shall be reasonable under the circumstances, and to do any and all such acts and things as may reasonably be required to carry out the obligations of such requested party hereunder and to consummate the transactions provided for herein.

14.Certain Tax Matters.

(a)Withholding.  In the event that the Company determines that it is required to withhold any tax as a result of a distribution or an allocation of income made to the Buyer, the Buyer hereby agrees to make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Buyer shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the issuing the Purchased Units.  In the event the Company or any of its Subsidiaries do not make such withholdings, the Buyer shall indemnify the Company and its Subsidiaries for any amounts paid by the Company or any of its Subsidiaries for the benefit of the Buyer with respect to any such taxes, together with any interest, penalties and related expenses thereto.

(b)No Warranty of Tax Results.  The Buyer hereby acknowledges that the federal and state income and other tax consequences to the Buyer resulting from the issuance, holding, vesting, forfeiture, sale or redemption of Purchased Units hereunder may depend on the Buyer’s particular situation and other facts and circumstances, and neither the Company, nor its managers, agents, owners or any other person will be responsible or liable for the federal or state income or other tax consequences to the Buyer occurring by reason of any of such events.  The Company does not represent, warrant, guaranty, affirm or advise the Buyer that the Buyer will achieve any particular federal or state income or other tax consequences or objectives with respect to the Purchased Units, and the Buyer agrees to rely solely upon the Buyer’s own advisers with respect to all such tax consequences of the Purchased Units hereunder.

11.Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Buyer and his or her heirs, executors, administrators, successors and assigns.

12.Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Buyer or by the Company forthwith to the Board, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Board shall be final and binding on all parties.

13.Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

14.Entire Agreement.  The LLC Agreement and the Option Agreement are incorporated herein by reference.  This Exercise Notice, the Option Agreement, the LLC Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Buyer with respect to the subject matter hereof, and may not be modified adversely to the Buyer’s interest except by means of a writing signed by the Company and the Buyer.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Submitted by:	Accepted by:

THE BUYER	THE COMPANY

CRICUT HOLDINGS, LLC
a Delaware limited liability company

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B

JOINDER AGREEMENT

Effective upon the execution hereof, the undersigned hereby agrees to become a party to that certain Third Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2015, of Cricut Holdings, LLC, a Delaware limited liability company, as the same may be amended, restated, modified, and supplemented from time to time (the “LLC Agreement”).  The undersigned, by executing this counterpart signature page, shall be entitled to all of the rights and subject to all of the obligations of a Member holding Zero Strike Incentive Units under the LLC Agreement, and accepts and agrees to be bound by all terms and conditions of the LLC Agreement.

Dated: December 2, 2020

By:
Name:

ACCEPTED AND AGREED
as of the date first written above:

Cricut Holdings, LLC

By:
Name:	Don Olsen
Title:	Secretary

EXHIBIT C

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read the Third Amended and Restated Limited Liability Company Agreement of Cricut Holdings, LLC, a Delaware limited liability company (the “Company”), to which my spouse is a party, and that I understand its contents.  I am aware that such agreement provides for certain restrictions on my spouse’s Zero Strike Incentive Units of the Company (the “Units”).  I agree that my spouse’s interest in the Units is subject to the agreement referred to above and the other agreements referred to therein (including the Option Agreement and Exercise Notice pursuant to which my spouse’s Units were issued) and any interest I may have in such Units shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreements.

The undersigned spouse irrevocably constitutes and appoints the undersigned Unitholder, who is the spouse of the undersigned spouse (the “Unitholder”), as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Units of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreements and to dispose of any and all such Units), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Unitholder, or dissolution of marriage and this proxy will not terminate without consent of the Unitholder and the Company:

Unitholder	Spouse of Unitholder:

Signature	Signature

Printed Name	Printed Name

EXHIBIT D

UNIT POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto _______________________________________________, a ________________________________, __________Common Units of Cricut Holdings, LLC, a Delaware limited liability company (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). _______________________ enclosed herewith and does hereby irrevocably constitute and appoint _______________________________ as attorney to transfer such Common Units on the books of the Company with full power of substitution in the premises, pursuant to the terms of the Option Agreement, dated ____________________, 20___, between the undersigned and the Company, the Exercise Notice dated ____________________, 20___, between the undersigned and the Company, and the Third Amended and Restated Limited Liability Company Agreement of the Company, dated June 11, 2015, as each may be amended from time to time.

Dated:	, 20
By:
Name: